SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2003

BROADCOM CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16215 Alton Parkway, Irvine, California 92618
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 450-8700

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 7. Exhibits

(c)	Exhibits

99.1	Press Release dated April 16, 2003 of the Registrant.

Item 9. Regulation FD Disclosure

     The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On April 16, 2003, Broadcom Corporation issued an earnings release announcing its financial results for the first quarter ended March 31, 2003. A copy of the earnings release is attached as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION,
a California corporation

April 16, 2003	By:	/s/ WILLIAM J. RUEHLE

William J. Ruehle
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 16, 2003 of the Registrant